UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    September 30, 2004

Great Lakes Dredge & Dock Corporation
(Exact name of Registrant as specified in its charter)

Delaware	333-64687	13-3634726
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2122 York Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 574-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

On September 30, 2004, Great Lakes Dredge & Dock Corporation (the “Company”) entered into amendments of its Credit Agreement with its senior secured lenders, as well as its existing Underwriting and Continuing Indemnity Agreement with its bonding companies.  The amendments to the Credit Agreement and Underwriting and Continuing Indemnity Agreement adjusted financial covenant terms to allow for the lower than anticipated earnings generated by the Company in recent months, due to the slow-down in funding and bidding within the domestic dredging market.  Additionally, the amendment to the Credit Agreement adjusted revolver availability until such time as the Company achieves a defined total leverage ratio.

Also on September 30, 2004, the Company’s subsidiary, Great Lakes Dredge & Dock Company, entered into an amendment of its equipment financing facility to adjust its financial covenant terms, consistent with those changes made to the Company’s Credit Agreement.

Item 9.01 – Financial Statements and Exhibits

(c)                                  Exhibits

The following exhibits are filed herewith:

Exhibit Number

Description of Exhibit

10.1

Amendment No. 1 to Credit Agreement, dated as of September 30, 2004, by and among Great Lakes Dredge & Dock Corporation, GLDD Acquisitions Corp., the other loan parties from time to time party thereto, the financial institutions from time to time party thereto, and Bank of America, N.A., as issuer of the Letters of Credit and as representative of the Lenders.

10.2

First Amendment to Third Amended and Restated Underwriting and Continuing Indemnity Agreement, dated as of September 30, 2004, by and among Great Lakes Dredge & Dock Corporation, certain of its subsidiaries, Travelers Casualty and Surety Company and Travelers Casualty and Surety Company of America.

10.3

First Amendment to Credit Agreement and Guaranty, dated as of September 30, 2004, by and among Great Lakes Dredge & Dock Company, Great Lakes Dredge & Dock Corporation and General Electric Capital Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION

/s/ Deborah A. Wensel
Date:	October 5, 2004	Deborah A Wensel
Senior Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1

Amendment No. 1 to Credit Agreement, dated as of September 30, 2004, by and among Great Lakes Dredge & Dock Corporation, GLDD Acquisitions Corp., the other loan parties from time to time party thereto, the financial institutions from time to time party thereto, and Bank of America, N.A., as issuer of the Letters of Credit and as representative of the Lenders.

10.2

First Amendment to Third Amended and Restated Underwriting and Continuing Indemnity Agreement, dated as of September 30, 2004, by and among Great Lakes Dredge & Dock Corporation, certain of its subsidiaries, Travelers Casualty and Surety Company and Travelers Casualty and Surety Company of America.

10.3

First Amendment to Credit Agreement and Guaranty, dated as of September 30, 2004, by and among Great Lakes Dredge & Dock Company, Great Lakes Dredge & Dock Corporation and General Electric Capital Corporation.